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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 19, 1999



                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                        0-24737               76-0470458
(State or Other                 (Commission File        (IRS Employer
Jurisdiction of                    Number)               Identification
Incorporation)                                              Number)

                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code:  (713) 570-3000


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     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

Item 5. Other Events

     On November 19, 1999, Crown Castle International Corp. ("CCIC") consummated the private placement of 200,000 shares of its Series A 8-1/4% Cumulative Convertible Redeemable Preferred Stock, liquidation preference $1,000 per share (the "Shares"), and warrants to purchase 1,000,000 shares of its Common Stock (the "Warrants") to SFG-P INC., a wholly owned subsidiary of GE Capital ("GE") for aggregate gross proceeds of $200,000,000. The Shares are convertible on demand by GE into shares of CCIC's Common Stock based upon a conversion rate of the liquidation preference of each Share divided by $26.875. The conversion rate is subject to adjustment due to the occurrence of certain events specified in the Certificate of Designations that outlines the terms of the Shares.


Item 7. Financial Statements and Exhibits


     (c) Exhibits

     Exhibit No.    Description
     -----------    -----------


     3.1 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series A and Series B Cumulative Convertible Redeemable Preferred Stock of Crown Castle International Corp. filed with the Secretary of State of the State of Delaware on November 19, 1999

     99.1 Deposit Agreement among Crown Castle International Corp., the United States Trust Company of New York and SFG-P INC. dated November 19, 1999

     99.2 Registration Rights Agreement among Crown Castle International Corp., the United States Trust Company of New York and SFG-P INC. dated November 19, 1999

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     99.3           Warrant Agreement between Crown Castle International Corp.
                    and the United States Trust Company of New York dated November 19, 1999


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Crown Castle International Corp.,



                                    By:  /s/ Wesley D. Cunningham
                                        -------------------------------------
                                        Name:   Wesley D. Cunningham
                                        Title:  Senior Vice President,
                                                Corporate Controller and
                                                Chief Accounting Officer

Date: December 13, 1999

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                                 EXHIBIT INDEX

    Exhibit No.     Description
    -----------     -----------

     3.1 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series A and Series B Cumulative Convertible Redeemable Preferred Stock of Crown Castle International Corp. filed with the Secretary of State of the State of Delaware on November 19, 1999

    99.1 Deposit Agreement among Crown Castle International Corp., the United States Trust Company of New York and SFG-P INC. dated November 19, 1999

    99.2 Registration Rights Agreement among Crown Castle International Corp., the United States Trust Company of New York and SFG-P INC. dated November 19, 1999

    99.3            Warrant Agreement between Crown Castle International Corp.
                    and the United States Trust Company of New York dated November 19, 1999

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